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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                        February 19, 1997
        Date of Report (Date of earliest event reported)

                        RISER FOODS, INC.
     (Exact name of registrant as specified in its charter)

   Delaware                   1-9914              34-1570363
(State or other             (Commission          (IRS Employer
jurisdiction of                File              Identification
incorporation)                Number)                 No.)


5300 Richmond Road, Bedford Heights, Ohio            44146
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (216) 292-7000

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ITEM 5:   OTHER EVENTS

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT


     Riser Foods, Inc. (the "Company") is hereby filing certain cautionary statements for the purpose of establishing a readily available document which may be referenced pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 ("Reform Act"). The Company wishes to ensure that any forward-looking statements are accompanied by meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Statements which include words or phrases such as "will likely result", "are expected to be", "will continue", "is anticipated", "estimate", "project", "believe" or words of similar import are intended to identify forward-looking statements within the meaning of the Reform Act. Accordingly, such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, among others, that could cause the Company's actual results to differ materially from those in forward-looking statements of the Company made by or on behalf of the Company in oral or written communications and in documents filed with the Securities and Exchange Commission (the "SEC").

     The Company cautions that the following important factors, among others (including but not limited to factors mentioned from time to time in the Company's reports filed with the SEC), could affect the Company's actual results and cause the Company's actual results to differ materially from those expressed in any forward-looking statements of the Company. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. The Company further cautions that new factors may emerge from time to time. It is not possible for management to predict all of such factors, nor can management assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. As such, forward-looking statements should not be relied upon as a prediction of actual future results.
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SALES IN COMPANY-OPERATED RETAIL STORES


     The Company's sales and earnings derived from sales in Company-operated retail stores are dependent upon the Company's ability to continue to expand and renovate its existing store base while retaining its existing customer base and attracting new customers within its primary market area, combined with its ability to control operating costs. While the Company believes it has programs in place to achieve its goals, certain factors could negatively impact the Company's results including, but not limited to: the rate of inflation, deterioration in general or regional economic conditions, unanticipated costs associated with the Company's store expansion and renovation strategies, continued or increased competitive pressures from existing competitors, new market entrants which focus on price-cutting strategies or emerging alternative formats, inability to develop new stores in advantageous locations or to successfully convert existing stores, the availability of resources (including capital, materials and contractors) to complete the Company's store expansion and renovation plans, the cost of or constraints on the Company's supply of necessary inventory requirements, prolonged labor disruptions, and the advancement of technology including the costs associated with addressing the elimination of problems inherent in most computer systems surrounding processing the Year 2000 (the "Millennium Bug").

SALES TO INDEPENDENTLY-OPERATED RETAIL CUSTOMERS


     The Company's sales and earnings derived from sales to independently-operated retail customers are dependent upon the Company's ability to retain existing independently-operated customers and attract new independently-operated customers within its primary market area, combined with its ability to control operating costs. While the Company believes it has programs in place to achieve its goals, certain factors could negatively impact the Company's results including, but not limited to: the rate of inflation, deterioration in general or regional economic conditions, unanticipated costs associated with its territorial growth and expansion strategies, reduction in the number of independently-operated retail customers serviced due to competition and other factors such as the consolidation of independently-operated retailers or conversion of store formats, loss of sales to mass merchandising chains resulting from industry competition or consolidation, loss of sales to Company-operated retail stores due to other factors noted herein, increased self-distribution by independently-operated retail customers, the entry of new or non-traditional wholesale food distributors within the Company's primary market area, the cost of or constraints on the Company's supply of necessary inventory requirements, prolonged labor disruptions, and the advancement of technology including the costs associated with addressing the Millennium Bug.
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KEY MANAGEMENT


    The Company is dependent upon the services of a number of key management and other personnel. The retirement or loss of services of a significant number of key personnel within a short period of time could have a material adverse effect upon the Company. The Company's continued success is also predicated upon its ability to attract and retain qualified associates to meet not only the Company's current needs, but its future needs as well. The Company faces competition for qualified personnel, many of whom are subject to offers from competitors, and there can be no assurance that the Company will be able to consistently attract and retain such personnel. The Company maintains key person insurance on certain key management personnel in connection with the funding of its Supplemental Employee Retirement Plan.

AVAILABILITY AND COST OF CAPITAL


     The Company's growth is also dependent upon its ability to expand its retail square footage and increase the number of independently-operated retail customers it services. In many instances, the Company must provide working capital or equipment financing to independently-operated retail customers as a prerequisite to attracting them as new customers or provide for their future success via expansion. Factors which could negatively impact the Company's ability to expand its business operations include: increases in interest rates or the Company's cost of capital, a default under any material debt agreement, the unavailability of funds for capital expenditures or customer financing, and the inability to develop new stores or convert existing stores as rapidly as planned. Additionally, future acquisitions could affect the Company's borrowing costs and its ability to obtain additional financing.

LITIGATION AND REGULATORY PROCEEDINGS


     The Company's results of operations may be negatively impacted by an adverse determination in connection with pending or future litigation or other material claims or judgments against the Company. In addition, the Company's operations could be negatively impacted by adverse local, state or federal legislation or regulation that increases the costs of compliance, or adverse filings by a regulator with respect to its existing operations.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RISER FOODS, INC.
                                   (Registrant)



February 19, 1997                  By:/s/ Anthony C. Rego
                                   Anthony C. Rego
                                   Chairman of the Board and
                                   Chief Executive Officer



February 19, 1997                  By:/s/ Ronald W. Ocasek
                                   Ronald W. Ocasek
                                   Senior Vice President,
                                   Chief Financial Officer
                                   and Treasurer